Exhibit 99

Chemed Reports Third-Quarter 2010 Results

CINCINNATI--(BUSINESS WIRE)--October 25, 2010--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2010, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 8.0% to $320.5 million
  Net Income increased 9.3% to $21.0 million
  Adjusted Net Income increased 8.0% to $23.6 million

VITAS segment operating results:

  Net Patient Revenue of $234.0 million, an increase of 7.8%
  Average Daily Census (ADC) of 12,857, an increase of 6.1%
  Admissions of 14,483, an increase of 5.4%
  Net Income of $19.8 million, an increase of 9.1%
  Adjusted EBITDA of $35.6 million, an increase of 8.3%
  Adjusted EBITDA margin of 15.2%, an increase of 7 basis points

Roto-Rooter segment operating results:

  Revenue of $86.5 million, an increase of 8.5%
  Job count of 160,250, a decrease of 0.4%
  Net Income of $7.7 million, a decrease of 2.4%
  Adjusted EBITDA of $13.7 million, a decrease of 0.5%
  Adjusted EBITDA margin of 15.9%, a decrease of 144 basis points

VITAS

Net revenue for VITAS was $234.0 million in the third quarter of 2010, which is an increase of 7.8% over the prior-year period. This revenue growth was the result of increased ADC of 6.1%, driven by an increase in admissions of 5.4%, combined with Medicare price increases of approximately 1.3%. The remaining growth was driven by geographic mix shift of the patient base.

The 5.4% admissions growth in the third quarter of 2010 compares favorably to the 3.1% increase in admissions in the prior-year quarter and a 0.7% decline in admissions for full-year 2009.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $197.90, which is 1.6% above the prior-year period. Routine home care reimbursement and high acuity care averaged $155.49 and $689.30, respectively, per patient per day in the third quarter of 2010. During the quarter, high acuity days of care were 7.9% of total days of care. This is essentially equal to the prior-year quarter.

In the third quarter of 2010, VITAS recorded a Medicare Cap billing limitation of $117,000 for one program with an average daily census of 126.

Of VITAS’ 33 unique Medicare provider numbers, 30 provider numbers, or 91%, have a Medicare Cap cushion greater than 10% for the most recent twelve-month period. Three provider numbers have Medicare Cap cushion below 5%. VITAS generated an aggregate Medicare Cap cushion of $199 million, or 24.1%, during the trailing twelve-month period.

The third quarter of 2010 gross margin, excluding the impact of Medicare Cap, was 23.1%, which is 36 basis points lower than the third quarter of 2009. Increased expenses relating to field-based admissions, expansion of inpatient units and increased documentation requirements in Medicare certification all contributed to this margin decline.

Selling, general and administrative expense was $18.4 million in the third quarter of 2010, which is an increase of 0.8% when compared to the prior-year quarter. Adjusted EBITDA totaled $35.6 million in the quarter, an increase of 8.3% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 15.2% in the quarter which was slightly above the prior-year quarter.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $86.5 million for the third quarter of 2010, an increase of 8.5% over the prior-year quarter. Roto-Rooter’s gross margin was 44.6% in the quarter, a 184 basis point decline when compared to the third quarter of 2009. Adjusted EBITDA in the third quarter of 2010 totaled $13.7 million, a decline of 0.5%, and the Adjusted EBITDA margin was 15.9% in the quarter, a decline of 144 basis points, when compared to the prior-year quarter.

Job count in the third quarter of 2010 declined a modest 0.4% when compared to the prior-year period. During the third quarter of 2010, total residential jobs declined 1.5%, as residential plumbing jobs increased 2.3% and residential drain cleaning jobs declined 3.6%, when compared to the third quarter of 2009. Residential jobs represented 71% of total job count in the quarter. Total commercial jobs increased 2.3%, with commercial plumbing/excavation job count increasing 5.9% and commercial drain cleaning increasing 0.8% when compared to the prior-year quarter. The “Other” job category increased 0.1%.

Management continues to have meaningful discussions with existing franchisees to acquire Roto-Rooter franchise territories. This activity is attributed to the current state of the capital markets, the potential increase in tax rates and the recessionary difficulties our franchisees are experiencing. Management will be highly disciplined in terms of valuation, risk assessment and overall return on investment of any potential acquisition. However, the timing or actual completion of any acquisition cannot be predicted.

Chemed Consolidated Debt and Cash Flows

Chemed had total debt of $157.4 million at September 30, 2010. This debt is net of the discount taken as a result of convertible debt accounting requirements. Excluding this discount, aggregate debt is $187.0 million and is due in May 2014. Chemed’s total debt equates to less than one times trailing twelve-month adjusted EBITDA.

Chemed’s $175.0 million revolving credit facility expires in May 2012. At September 30, 2010, this credit facility had approximately $146.8 million of undrawn borrowing capacity after deducting $28.2 million for letters of credit issued under this facility to secure the Company’s workers’ compensation insurance.

Capital expenditures for the third quarter of 2010 aggregated $7.2 million and compares favorably to depreciation and amortization during the same period of $7.6 million.

Total cash and cash equivalents as of September 30, 2010, was $137 million, which represents 49.8% of total current assets. Net cash provided from operations in the third quarter of 2010 aggregated $37.7 million.

The Company increased its quarterly dividend per share in the third quarter of 2010, from $0.12 per share to $0.14 per share. The company did not purchase any treasury stock in the past quarter and has approximately $45 million of remaining authorization under its previously announced share repurchase program. Management continually evaluates cash utilization alternatives, including share repurchase, debt repurchase, acquisitions and increased dividends to determine the most beneficial use of available capital resources.

Guidance for 2010

VITAS expects to achieve full-year 2010 revenue growth, prior to Medicare Cap and BNAF, of 7.5% to 8.2%. Admissions in 2010 are estimated to increase 4.0% to 5.0% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.3% to 15.6%. Effective October 1, 2010, Medicare increased average hospice reimbursement rates by approximately 2.1%. Our 2010 full-year guidance includes $1.25 million of estimated Medicare contractual billing limitations for the fourth quarter of 2010.

Roto-Rooter expects to achieve full-year 2010 revenue growth of 4.5% to 5.5%. The revenue estimate is a result of increased pricing of approximately 3.0%, a favorable mix shift to higher revenue jobs, offset by a job count decline estimated at 2.0% to 3.0%. Adjusted EBITDA margin for 2010 is estimated in the range of 17.5% to 18.5%.

Based upon these factors, an effective tax rate of 39.0% and a full-year average diluted share count of 23.0 million shares, management estimates 2010 earnings per diluted share from continuing operations, excluding non-cash expenses for stock options, the non-cash increase in interest expense related to the accounting change for convertible debt and other items not indicative of ongoing operations will be in the range of $4.10 to $4.20.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., EDT, on Tuesday, October 26, 2010, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (800) 510-9834 for U.S. and Canadian participants and (617) 614-3669 for international participants. The participant passcode is 37703938. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 10769905. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 12,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Service revenues and sales	$320,451	$296,794	$944,259	$886,987
Cost of services provided and goods sold	227,915	208,888	670,754	623,238
Selling, general and administrative expenses (aa)	48,200	48,148	146,694	143,521
Depreciation	6,385	5,361	18,048	16,024
Amortization	1,196	1,611	3,707	4,765
Other operating expenses (bb)	-	-	-	3,989
Total costs and expenses	283,696	264,008	839,203	791,537
Income from operations	36,755	32,786	105,056	95,450
Interest expense	(2,995)	(2,853)	(8,946)	(8,839)
Other income--net (cc)	222	1,733	418	4,815
Income before income taxes	33,982	31,666	96,528	91,426
Income taxes	(12,994)	(12,456)	(37,327)	(35,627)
Net income	$20,988	$19,210	$59,201	$55,799

Earnings Per Share
Net income	$0.93	$0.86	$2.62	$2.49
Average number of shares outstanding	22,597	22,461	22,604	22,425

Diluted Earnings Per Share
Net income	$0.91	$0.84	$2.57	$2.46
Average number of shares outstanding	22,996	22,744	23,006	22,679

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
SG&A expenses before long-term incentive compensation and the impact of market gains of deferred compensation plans	$47,957	$46,359	$144,547	$140,147
Long-term incentive compensation	-	-	1,799	-
Market value gains on assets held in deferred compensation trust	243	1,789	348	3,374
Total SG&A expenses	$48,200	$48,148	$146,694	$143,521

(bb)	Amount represents expenses associated with contested proxy solicitation.

(cc)	Other income/(expense)--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Market value gains on assets held in deferred compensation trust	$243	$1,789	$348	$3,374
Loss on disposal of property and equipment	(141)	(159)	(293)	(213)
Interest income	109	86	334	375
Gain on settlement of company-owned life insurance	-	-	-	1,211
Other	11	17	29	68
Total other income--net	$222	$1,733	$418	$4,815

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	September 30,
	2010	2009
Assets
Current assets
Cash and cash equivalents	$137,457	$42,047
Accounts receivable less allowances	105,686	106,667
Inventories	7,951	8,071
Current deferred income taxes	14,650	16,648
Prepaid income taxes	337	52
Prepaid expenses	9,925	8,527
Total current assets	276,006	182,012
Investments of deferred compensation plans held in trust	26,022	22,441
Properties and equipment, at cost less accumulated depreciation	78,982	73,918
Identifiable intangible assets less accumulated amortization	56,097	58,853
Goodwill	450,095	450,130
Other assets	11,190	14,049
Total Assets	$898,392	$801,403

Liabilities
Current liabilities
Accounts payable	$52,552	$47,788
Current portion of long-term debt	-	70
Income taxes	4,575	8,022
Accrued insurance	34,320	34,955
Accrued compensation	45,183	41,383
Other current liabilities	15,637	12,992
Total current liabilities	152,267	145,210
Deferred income taxes	23,045	22,389
Long-term debt	157,392	150,431
Deferred compensation liabilities	25,508	21,962
Other liabilities	6,624	4,435
Total Liabilities	364,836	344,427

Stockholders' Equity
Capital stock	30,207	29,763
Paid-in capital	354,473	327,918
Retained earnings	453,886	388,109
Treasury stock, at cost	(306,977)	(290,748)
Deferred compensation payable in Company stock	1,967	1,934
Total Stockholders' Equity	533,556	456,976
Total Liabilities and Stockholders' Equity	$898,392	$801,403

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2010	2009
Cash Flows from Operating Activities
Net income	$59,201	$55,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,755	20,789
Provision for uncollectible accounts receivable	7,248	8,297
Stock option expense	6,365	6,699
Amortization of discount on convertible notes	5,265	4,921
Provision for deferred income taxes	(3,886)	(1,336)
Noncash long-term incentive compensation	1,580	-
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(59,528)	(16,936)
Increase in inventories	(408)	(499)
Decrease in prepaid expenses	463	1,406
Increase/(decrease) in accounts payable and other current liabilities	12,479	(4,584)
Increase in income taxes	6,729	8,657
Increase in other assets	(2,180)	(103)
Increase/(decrease) in other liabilities	3,960	(1,632)
Excess tax benefit on share-based compensation	(1,823)	(1,519)
Other sources	770	588
Net cash provided by operating activities	57,990	80,547
Cash Flows from Investing Activities
Capital expenditures	(19,107)	(14,471)
Proceeds from sales of property and equipment	182	1,519
Business combinations, net of cash acquired	(30)	(1,859)
Other uses	(630)	(950)
Net cash used by investing activities	(19,585)	(15,761)
Cash Flows from Financing Activities
Purchases of treasury stock	(10,140)	(1,684)
Dividends paid	(8,682)	(5,429)
Proceeds from issuance of capital stock	3,632	486
Excess tax benefit on share-based compensation	1,823	1,519
Increase/(decrease) in cash overdrafts payable	(184)	943
Repayment of long-term debt	-	(14,599)
Net decrease in revolving line of credit	-	(8,200)
Other sources	187	597
Net cash used by financing activities	(13,364)	(26,367)
Increase in Cash and Cash Equivalents	25,041	38,419
Cash and cash equivalents at beginning of year	112,416	3,628
Cash and cash equivalents at end of period	$137,457	$42,047

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Service revenues and sales	$233,964	$86,487	$-	$320,451
Cost of services provided and goods sold	179,997	47,918	-	227,915
Selling, general and administrative expenses (a)	18,370	24,573	5,257	48,200
Depreciation	4,321	1,925	139	6,385
Amortization	694	133	369	1,196
Total costs and expenses	203,382	74,549	5,765	283,696
Income/(loss) from operations	30,582	11,938	(5,765)	36,755
Interest expense (a)	(48)	(55)	(2,892)	(2,995)
Intercompany interest income/(expense)	1,139	651	(1,790)	-
Other income/(expense)—net	(92)	11	303	222
Income/(loss) before income taxes	31,581	12,545	(10,144)	33,982
Income taxes (a)	(11,778)	(4,798)	3,582	(12,994)
Net income/(loss)	$19,803	$7,747	$(6,562)	$20,988

2009 (f)
Service revenues and sales	$217,067	$79,727	$-	$296,794
Cost of services provided and goods sold	166,183	42,705	-	208,888
Selling, general and administrative expenses (b)	18,227	22,740	7,181	48,148
Depreciation	3,292	2,005	64	5,361
Amortization	1,179	117	315	1,611
Total costs and expenses	188,881	67,567	7,560	264,008
Income/(loss) from operations	28,186	12,160	(7,560)	32,786
Interest expense (b)	(51)	(43)	(2,759)	(2,853)
Intercompany interest income/(expense)	1,178	684	(1,862)	-
Other income/(expense)—net	(86)	15	1,804	1,733
Income/(loss) before income taxes	29,227	12,816	(10,377)	31,666
Income taxes (b)	(11,079)	(4,881)	3,504	(12,456)
Net income/(loss)	$18,148	$7,935	$(6,873)	$19,210

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Service revenues and sales	$683,542	$260,717	$-	$944,259
Cost of services provided and goods sold	527,347	143,407	-	670,754
Selling, general and administrative expenses (a)	54,920	73,523	18,251	146,694
Depreciation	11,909	5,826	313	18,048
Amortization	2,253	388	1,066	3,707
Total costs and expenses	596,429	223,144	19,630	839,203
Income/(loss) from operations	87,113	37,573	(19,630)	105,056
Interest expense (a)	(127)	(187)	(8,632)	(8,946)
Intercompany interest income/(expense)	3,778	2,126	(5,904)	-
Other income/(expense)—net	(85)	35	468	418
Income/(loss) before income taxes	90,679	39,547	(33,698)	96,528
Income taxes (a)	(34,156)	(15,127)	11,956	(37,327)
Net income/(loss)	$56,523	$24,420	$(21,742)	$59,201

2009 (f)
Service revenues and sales	$636,787	$250,200	$-	$886,987
Cost of services provided and goods sold	487,990	135,248	-	623,238
Selling, general and administrative expenses (b)	53,650	69,959	19,912	143,521
Depreciation	9,767	6,094	163	16,024
Amortization	3,537	323	905	4,765
Other operating expenses (b)	-	-	3,989	3,989
Total costs and expenses	554,944	211,624	24,969	791,537
Income/(loss) from operations	81,843	38,576	(24,969)	95,450
Interest expense (b)	(415)	(138)	(8,286)	(8,839)
Intercompany interest income/(expense)	3,091	1,801	(4,892)	-
Other income/(expense)—net (b)	35	137	4,643	4,815
Income/(loss) before income taxes	84,554	40,376	(33,504)	91,426
Income taxes (b)	(32,112)	(15,414)	11,899	(35,627)
Net income/(loss)	$52,442	$24,962	$(21,605)	$55,799

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Net income/(loss)	$19,803	$7,747	$(6,562)	$20,988
Add/(deduct):
Interest expense	48	55	2,892	2,995
Income taxes	11,778	4,798	(3,582)	12,994
Depreciation	4,321	1,925	139	6,385
Amortization	694	133	369	1,196
EBITDA	36,644	14,658	(6,744)	44,558
Add/(deduct):
Intercompany interest expense/(income)	(1,139)	(651)	1,790	-
Interest income	(37)	(10)	(62)	(109)
Expenses of OIG investigation	112	-	-	112
Advertising cost adjustment (c)	-	(571)	-	(571)
Expenses of class action litigation	-	322	-	322
Stock option expense	-	-	1,968	1,968
Adjusted EBITDA	$35,580	$13,748	$(3,048)	$46,280

2009 (f)
Net income/(loss)	$18,148	$7,935	$(6,873)	$19,210
Add/(deduct):
Interest expense	51	43	2,759	2,853
Income taxes	11,079	4,881	(3,504)	12,456
Depreciation	3,292	2,005	64	5,361
Amortization	1,179	117	315	1,611
EBITDA	33,749	14,981	(7,239)	41,491
Add/(deduct):
Intercompany interest expense/(income)	(1,178)	(684)	1,862	-
Interest income	(53)	(9)	(24)	(86)
Expenses of OIG investigation	343	-	-	343
Advertising cost adjustment (c)	-	(466)	-	(466)
Stock option expense	-	-	2,214	2,214
Adjusted EBITDA	$32,861	$13,822	$(3,187)	$43,496

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Net income/(loss)	$56,523	$24,420	$(21,742)	$59,201
Add/(deduct):
Interest expense	127	187	8,632	8,946
Income taxes	34,156	15,127	(11,956)	37,327
Depreciation	11,909	5,826	313	18,048
Amortization	2,253	388	1,066	3,707
EBITDA	104,968	45,948	(23,687)	127,229
Add/(deduct):
Intercompany interest expense/(income)	(3,778)	(2,126)	5,904	-
Interest income	(172)	(37)	(125)	(334)
Expenses of OIG investigation	390	-	-	390
Advertising cost adjustment (c)	-	(1,639)	-	(1,639)
Expenses of class action litigation	-	427	-	427
Stock option expense	-	-	6,365	6,365
Long-term incentive compensation	-	-	1,799	1,799
Adjusted EBITDA	$101,408	$42,573	$(9,744)	$134,237

2009 (f)
Net income/(loss)	$52,442	$24,962	$(21,605)	$55,799
Add/(deduct):
Interest expense	415	138	8,286	8,839
Income taxes	32,112	15,414	(11,899)	35,627
Depreciation	9,767	6,094	163	16,024
Amortization	3,537	323	905	4,765
EBITDA	98,273	46,931	(24,150)	121,054
Add/(deduct):
Intercompany interest expense/(income)	(3,091)	(1,801)	4,892	-
Interest income	(250)	(44)	(81)	(375)
Expenses of OIG investigation	442	-	-	442
Advertising cost adjustment (c)	-	(1,228)	-	(1,228)
Stock option expense	-	-	6,699	6,699
Expenses associated with contested proxy solicitation	-	-	3,989	3,989
Non-taxable income from certain investments held in deferred compensation trusts	-	-	(1,211)	(1,211)
Adjusted EBITDA	$95,374	$43,858	$(9,862)	$129,370

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009 (f)	2010	2009 (f)
Net income as reported	$20,988	$19,210	$59,201	$55,799

Add/(deduct) after-tax impact of:
Stock option expense	1,244	1,401	4,026	4,237
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	1,088	1,006	3,203	2,961
Expenses of class action litigation	194	-	257	-
Expenses of OIG investigation	69	213	242	274
Long-term incentive compensation	-	-	1,124	-
Expenses associated with contested proxy solicitation	-	-	-	2,525
Non-deductible losses and non-taxable gains on investments held in deferred compensation trusts	-	-	-	(756)

Adjusted net income	$23,583	$21,830	$68,053	$65,040

Earnings Per Share As Reported
Net income	$0.93	$0.86	$2.62	$2.49
Average number of shares outstanding	22,597	22,461	22,604	22,425
Diluted Earnings Per Share As Reported
Net income	$0.91	$0.84	$2.57	$2.46
Average number of shares outstanding	22,996	22,744	23,006	22,679

Adjusted Earnings Per Share
Net income	$1.04	$0.97	$3.01	$2.90
Average number of shares outstanding	22,597	22,461	22,604	22,425
Adjusted Diluted Earnings Per Share
Net income	$1.03	$0.96	$2.96	$2.87
Average number of shares outstanding	22,996	22,744	23,006	22,679

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING STATISTICS	2010	2009	2010	2009
Net revenue ($000) (d)
Homecare	$169,306	$157,079	$490,044	$456,160
Inpatient	25,963	24,057	78,244	72,806
Continuous care	38,812	35,974	113,588	105,679
Total before Medicare cap allowance and 2008 BNAF*	$234,081	$217,110	$681,876	$634,645
Estimated BNAF* Accrual Q4 2008	-	-	-	1,950
Medicare cap allowance	(117)	(43)	1,666	192
Total	$233,964	$217,067	$683,542	$636,787
Net revenue as a percent of total
before Medicare cap allowance and 2008 BNAF*
Homecare	72.3%	72.3%	71.8%	71.8%
Inpatient	11.1	11.1	11.5	11.5
Continuous care	16.6	16.6	16.7	16.7
Total before Medicare cap allowance and 2008 BNAF*	100.0	100.0	100.0	100.0
Estimated BNAF* Accrual Q4 2008	-	-	-	0.3
Medicare cap allowance	(0.1)	-	0.2	-
Total	99.9%	100.0%	100.2%	100.3%
Average daily census ("ADC") (days)
Homecare	8,586	7,835	8,350	7,661
Nursing home	3,250	3,316	3,212	3,291
Routine homecare	11,836	11,151	11,562	10,952
Inpatient	425	404	433	406
Continuous care	596	562	595	565
Total	12,857	12,117	12,590	11,923

Total Admissions	14,483	13,735	43,750	41,743
Total Discharges	14,076	13,441	42,767	41,064
Average length of stay (days)	78.2	78.0	77.1	75.0
Median length of stay (days)	15.0	14.0	14.0	14.0
ADC by major diagnosis
Neurological	33.4%	33.1%	33.2%	33.0%
Cancer	18.5	19.1	18.4	19.2
Cardio	11.9	12.2	11.9	12.2
Respiratory	6.5	6.2	6.6	6.5
Other	29.7	29.4	29.9	29.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	18.4%	17.9%	18.6%	17.9%
Cancer	35.8	36.8	34.6	35.6
Cardio	11.1	11.1	11.3	11.8
Respiratory	7.5	6.8	8.1	7.5
Other	27.2	27.4	27.4	27.2
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.7%	51.7%	52.2%	51.8%
Inpatient	12.3	12.8	13.3	15.7
Continuous care	21.1	20.6	21.0	20.3
Homecare margin drivers (dollars per patient day)
Labor costs	$51.97	$52.56	$52.79	$52.40
Drug costs	7.89	7.59	7.78	7.65
Home medical equipment	6.54	7.03	6.71	6.85
Medical supplies	2.66	2.48	2.53	2.37
Inpatient margin drivers (dollars per patient day)
Labor costs	$304.42	$294.24	$297.63	$282.74
Continuous care margin drivers (dollars per patient day)
Labor costs	$536.83	$530.88	$531.14	$524.84
Bad debt expense as a percent of revenues	0.9%	1.1%	0.9%	1.1%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	39.7	52.8	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	34.9	37.0	n.a.	n.a.

* Budget Neutrality Adjustment Factor.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(unaudited)

(a)	Included in the results of operations 2010 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):
		Three Months Ended September 30, 2010
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation	$(112)	$-	$-	$(112)
	Expenses of class action litigation	-	(322)	-	(322)
	Stock option expense	-	-	(1,968)	(1,968)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(1,721)	(1,721)
	Pretax impact on earnings	(112)	(322)	(3,689)	(4,123)
	Income tax benefit on the above	43	128	1,357	1,528
	After-tax impact on earnings	$(69)	$(194)	$(2,332)	$(2,595)

		Nine Months Ended September 30, 2010
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation	$(390)	$-	$-	$(390)
	Expenses of class action litigation	-	(427)	-	(427)
	Stock option expense	-	-	(6,365)	(6,365)
	Long-term incentive compensation	-	-	(1,799)	(1,799)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(5,064)	(5,064)
	Pretax impact on earnings	(390)	(427)	(13,228)	(14,045)
	Income tax benefit on the above	148	170	4,875	5,193
	After-tax impact on earnings	$(242)	$(257)	$(8,353)	$(8,852)

(b)	Included in the results of operations 2009 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):
			Three Months Ended September 30, 2009
			VITAS	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation		$(343)	$-	$(343)
	Stock option expense		-	(2,214)	(2,214)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes		-	(1,591)	(1,591)
	Pretax impact on earnings		(343)	(3,805)	(4,148)
	Income tax benefit on the above		130	1,398	1,528
	After-tax impact on earnings		$(213)	$(2,407)	$(2,620)

			Nine Months Ended September 30, 2009
			VITAS	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation		$(442)	$-	$(442)
	Stock option expense		-	(6,699)	(6,699)
	Other operating expenses:
	Expenses associated with contested proxy solicitation		-	(3,989)	(3,989)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes		-	(4,682)	(4,682)
	Other income/(expense) -- net:
	Non-taxable income from certain investments held in deferred compensation trusts		-	1,211	1,211
	Pretax impact on earnings		(442)	(14,159)	(14,601)
	Income tax benefit on the above		168	5,647	5,815
	Income tax impact of non-deductible net market losses on investments held in deferred compensation trusts		-	(455)	(455)
	After-tax impact on earnings		$(274)	$(8,967)	$(9,241)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2010 and 2009, GAAP advertising expense for Roto-Rooter totaled $5,579,000 and $5,674,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2010 and 2009 would total $6,150,000 and $6,140,000, respectively. Similarly, for the first nine months of 2010 and 2009, GAAP advertising expense for Roto-Rooter totaled $16,815,000 and $17,202,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2010 and 2009 would total $18,454,000 and $18,430,000, respectively.

(d)

VITAS has 6 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs. There are two programs as of September 30, 2010, with Medicare cap cushion of less than 10% for the most recent 12-month period. Additionally, one small program has a projected Medicare cap liability of $117,000 for the 2010 measurement period.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

(f)

Reclassified to agree with 2010 presentation. Prior to 2010, we recorded stock award amortization as a corporate expense. In the first quarter of 2010, we decided that since this expense was an ongoing expense it should be reported within the appropriate segment. Accordingly, stock award amortization has been allocated to the corresponding business segments for all periods presented.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901